Execution Version







                             FIRST INDUSTRIAL, L.P.

                                     Issuer

                                       to

                         U.S. BANK NATIONAL ASSOCIATION

                                     Trustee




                          Supplemental Indenture No. 8

                            Dated as of May 17, 2004




                                  $125,000,000
                                       of
                       6.42% Senior Notes due June 1, 2014

     SUPPLEMENTAL INDENTURE NO. 8, dated as of May 17, 2004 (the "Supplemental Indenture"), between FIRST INDUSTRIAL, L.P., a limited partnership duly organized and existing under the laws of the State of Delaware (herein called the "Issuer" or "Operating Partnership"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").

                      RECITALS OF THE OPERATING PARTNERSHIP

     The Operating Partnership has heretofore delivered to the Trustee an Indenture dated as of May 13, 1997 (the "Indenture"), which has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), as an exhibit to the quarterly report on Form 10-Q of First Industrial Realty Trust, Inc. for the fiscal quarter ended March 31, 1997, as amended by Form 10-Q/A No. 1 of the Company filed May 30, 1997, File No. 1-13102, providing for the issuance from time to time of Debt Securities of the Operating Partnership (the "Securities").

     Section 301 of the Indenture provides for various matters with respect to any series of Securities issued under the Indenture to be established in an indenture supplemental to the Indenture.

     Section 901(7) of the Indenture provides for the Operating Partnership and the Trustee to enter into an indenture supplemental to the Indenture to establish the form or terms of Securities of any series as provided by Sections 201 and 301 of the Indenture.

     All the conditions and requirements necessary to make this Supplemental Indenture No. 8, when duly executed and delivered, a valid and binding agreement in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled.

         NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the series of Securities provided for herein by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                   ARTICLE I

                       RELATION TO INDENTURE: DEFINITIONS

     Section 1.1. Relation to Indenture. This Supplemental Indenture constitutes an integral part of the Indenture.

     Section 1.2. Definitions For all purposes of this Supplemental Indenture, except as otherwise expressly provided for or unless the context otherwise requires:

     (a) Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Indenture; and

     (b) All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture.

     "Acquired Indebtedness" means Indebtedness of a Person (i) existing at the time such Person becomes a Subsidiary or (ii) assumed in connection with the acquisition of assets from such Person, in each case, other than Indebtedness incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or such acquisition. Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Subsidiary.

     "Annual Service Charge" for any period means the aggregate interest expense for such period in respect of, and the amortization during such period of any original issue discount of, Indebtedness of the Operating Partnership and its Subsidiaries and the amount of dividends which are payable during such period in respect of any Disqualified Stock.

     "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banks in New York City or in Chicago are authorized or required by law, regulation or executive order to close.

     "Capital Stock" means, with respect to any Person, any capital stock (including preferred stock), shares, interests, participations or other ownership interests (however designated) of such Person and any rights (other than debt securities convertible into or exchangeable for corporate stock), warrants or options to purchase any thereof.

     "Clearstream Banking" means Clearstream Banking, societe anonyme, its successors and assigns.

     "Closing Date" has the meaning specified in Section 3.1(a) hereof.

     "Commission" means the United States Securities and Exchange Commission, or any successor entity.

     "Consolidated Income Available for Debt Service" for any period means Earnings from Operations of the Operating Partnership and its Subsidiaries plus amounts which have been deducted, and minus amounts which have been added, for the following (without duplication): (i) interest on Indebtedness of the Operating Partnership and its Subsidiaries, (ii) provision for taxes of the Operating Partnership and its Subsidiaries based on income, (iii) amortization of debt discount, (iv) provisions for gains and losses on properties and property depreciation and amortization, (v) the effect of any non-cash charge resulting from a change in accounting principles in determining Earnings from Operations for such period, (vi) amortization of deferred charges and (vii) interest income related to investments irrevocably deposited with an agent of the Operating Partnership or any of its Subsidiaries, as the case may be, for the purpose of defeasing any indebtedness or any other obligation (whether through a covenant defeasance or otherwise) pursuant to the terms of such indebtedness or other obligation or the terms of any instrument creating or evidencing it.

     "Corporate Trust Office" means the office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at 60 Livingston Avenue, St. Paul, Minnesota 55107 and, for purposes of the Place of Payment provisions of Sections 305 and 1002 of the Indenture, is located at 100 Wall Street, Suite 2000, New York, New York 10005.

     "Default Day" has the meaning specified in Section 3.2(b) hereof.

     "Disqualified Stock" means, with respect to any Person, any Capital Stock of such Person which by the terms of such Capital Stock (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise, (i) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than Capital Stock which is redeemable solely in exchange for Capital Stock which is not Disqualified Stock or the maturity price or redemption price of which may, at the option of such Person, be paid in Capital Stock which is not Disqualified Stock), (ii) is convertible into or exchangeable or exercisable for Indebtedness or Disqualified Stock or (iii) is redeemable at the option of the holder thereof, in whole or in part (other than Capital Stock which is redeemable solely in exchange for Capital Stock which is not Disqualified Stock or the redemption price of which may, at the option of such Person, be paid in Capital Stock which is not Disqualified Stock), in each case on or prior to the Stated Maturity of the Notes.

     "DTC" means The Depository Trust Company, a New York Corporation, its successors and assigns.

     "Earnings from Operations" for any period means net income excluding gains and losses on sales of investments, extraordinary items and property valuation losses, net as reflected in the financial statements of the Operating Partnership and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP (except that for purposes hereof, each Subsidiary of the Operating Partnership shall be treated as if such Subsidiary were a subsidiary under GAAP).

     "Encumbrance" means any mortgage, lien, charge, pledge, encumbrance or security interest of any kind; provided, however, that the term "Encumbrance" shall not include any mortgage, lien, charge, pledge or security interest securing any indebtedness or any other obligation which has been defeased (whether a covenant defeasance or otherwise) pursuant to the terms of such indebtedness or other obligation or the terms of any instrument creating or evidencing it.

     "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear System, its successors and assigns.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder by the Commission.

     "Exchange Agreement" means the letter agreement dated May 17, 2004, between the Issuer and UBS Securities LLC.

     "Exchange Certificated Note" means a note in definitive, fully registered form, without coupons, substantially in the form of Exhibit E hereto.

     "Exchange Global Notes" has the meaning specified in Section 2.9(e) hereof.

     "Exchange Notes" has the meaning set forth specified in Section 2.1(b) hereof.

     "Exchange Offer" means the offer by the Operating Partnership to exchange all of the Initial Notes of a series for Exchange Notes of the same series.

     "Exchange Offer Registration Statement" has the meaning specified in
Section 3.1(a) hereof.

     "GAAP" means generally accepted accounting principles as used in the United States applied on a consistent basis as in effect from time to time; provided that solely for purposes of any calculation required by the financial covenants contained herein, "GAAP" shall mean generally accepted accounting principles as used in the United States on the date hereof, applied on a consistent basis.

     "Global Notes" means the Initial Global Note and the Exchange Global Note.

     "Holders" has the meaning specified in Section 3.1(a) hereof.

     "Indebtedness" of the Operating Partnership or any of its Subsidiaries means any indebtedness of the Operating Partnership or any of its Subsidiaries, whether or not contingent, in respect of (a) borrowed money or evidenced by bonds, notes, debentures or similar instruments whether or not such indebtedness is secured by any Encumbrance existing on property owned by the Operating Partnership or any of its Subsidiaries, (b) indebtedness for borrowed money of a Person other than the Operating Partnership or a Subsidiary of the Operating Partnership which is secured by any Encumbrance existing on property owned by the Operating Partnership or any of its Subsidiaries, to the extent of the lesser of (x) the amount of indebtedness so secured and (y) the fair market value of the property subject to such Encumbrance, (c) the reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property or services, except any such balance that constitutes an accrued expense or trade payable, and all conditional sale obligations or obligations under any title retention agreement, (d) the principal amount of all obligations of the Operating Partnership or any of its Subsidiaries with respect to redemption, repayment or other repurchase of any Disqualified Stock, (e) any lease of property by the Operating Partnership or any of its Subsidiaries as lessee which is reflected on the Operating Partnership's consolidated balance sheet determined in accordance with GAAP (except that for the purposes hereof, each Subsidiary of the Operating Partnership shall be treated as if such Subsidiary were a subsidiary under GAAP) as a capitalized lease or (f) interest rate swaps, caps or similar agreements and foreign exchange contracts, currency swaps or similar agreements to the extent, in the case of items of indebtedness set forth above, that any such items (other than letters of credit) would appear as a liability on the Operating Partnership's consolidated balance sheet determined in accordance with GAAP (except that for the purposes hereof, each Subsidiary of the Operating Partnership shall be treated as if such Subsidiary were a subsidiary under
GAAP), and also includes, to the extent not otherwise included, any obligation by the Operating Partnership or any of its Subsidiaries to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), Indebtedness of another Person (other than the Operating Partnership or any of its Subsidiaries) (it being understood that Indebtedness shall be deemed to be incurred by the Operating Partnership or any of its Subsidiaries whenever the Operating Partnership or such Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof); provided; however, that the term "Indebtedness" shall not include any indebtedness or any other obligation which has been defeased (whether through a covenant defeasance or otherwise) pursuant to the terms of such indebtedness or other obligation or the terms of any instrument creating or evidencing it.

     "Indenture" has the meaning specified in the introductory paragraph hereof.

     "Initial Certificated Notes" has the meaning specified in Section 2.9(d) hereof.

     "Initial Global Notes" has the meaning specified in Section 2.9(c) hereof.

     "Initial Notes" has the meaning specified in Section 2.1(a) hereof.

     "Initial Purchasers" means UBS Securities LLC and any assigns thereof.

     "Initial Regulation S Global Note" means a single fully registered global Initial Note in book-entry form, substantially in the form of Exhibit B attached hereto.

     "Initial Restricted Global Note" means a single fully registered global Initial Note in book-entry form, substantially in the form of Exhibit A attached hereto.

     "Institutional Accredited Investor" means an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act. "Interest Payment Date" has the meaning specified in Section 2.3 hereof.

     "Issuer" has the meaning specified in the introductory paragraph hereof.

     "Make-Whole Amount" means, in connection with any optional redemption of any Note, the excess, if any, of (i) the aggregate present value as of the date of such redemption of each dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption) that would have been payable in respect of such dollar if such redemption had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of redemption is given) from the date on which such principal and interest would have been payable if such redemption had not been made, over (ii) the aggregate principal amount of the Notes being redeemed.

     "Non-U.S. Person" means a Person that is not a U.S. Person as defined in Regulation S, and includes dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust) in offshore transactions meeting the requirements of Rule 904 of Regulation S.

     "Notes" means the Initial Notes and the Exchange Notes.

     "Operating Partnership" has the meaning specified in the introductory paragraph hereof.

     "Private Placement Legend" has the meaning specified in Section 4.1(a) hereof.

     "Purchase Agreement" means the form of Purchase Agreement to be entered into, between the Operating Partnership, First Industrial Realty Trust, Inc. and the Initial Purchasers as contemplated by the Exchange Agreement.

     "QIB" means a qualified institutional buyer, as defined in Rule 144A under the Securities Act.

     "Redemption Price" has the meaning specified in Section 2.5 hereof.

     "Registration Rights Agreement" means the form of Registration Rights Agreement to be entered into, between the Operating Partnership and the Initial Purchasers as contemplated by the Exchange Agreement.

     "Regular Record Date " has the meaning specified in Section 2.3 hereof.

     "Regulation S" means Regulation S under the Securities Act.

     "Reinvestment Rate" means 0.25% plus the arithmetic mean of the yields under the respective headings "This Week" and "Last Week" published in the Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For such purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used. If the format or content of the Statistical Release changes in a manner that precludes determination of the Treasury Yield in the above manner, then the Treasury Yield shall be determined in the manner that most closely approximates the above manner, as reasonably determined by the Operating Partnership.

     "Required Filing Dates" has the meaning specified in Section 2.12 hereof.

     "Rule 144A" means Rule 144A under the Securities Act.

     "Securities" has the meaning specified in the recitals hereof.

     "Securities Act" has the meaning specified in the recitals hereof.

     "Shelf Registration Statement" has the meaning specified in Section 3.1(c).

     "Special Interest Premium" has the meaning specified in Section 3.2.

     "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities or, if such statistical release is not published at the time of any determination of the Make-Whole Amount, then such other reasonably comparable index which shall be designated by the Operating Partnership.

     "Subsidiary" means, with respect to any Person, any corporation, partnership or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests of which are owned, directly or indirectly, by such Person. For the purposes of this definition, "voting equity securities" means equity securities having voting power for the election of directors, whether at all times or only so long as no senior class of security has such voting power by reason of any contingency.

     "Supplemental Indenture" has the meaning specified in the introductory paragraph hereof.

     "Total Assets" as of any date means the sum of (i) the Undepreciated Real Estate Assets and (ii) all other assets of the Operating Partnership and its Subsidiaries determined in accordance with GAAP (except that for the purposes hereof, each Subsidiary of the Operating Partnership shall be treated as if such Subsidiary were a subsidiary under GAAP), but excluding accounts receivable and intangibles; provided, however, that the term "Total Assets" shall not include any assets which have been deposited in trust to defease any indebtedness or any other obligation (whether through a covenant defeasance or otherwise) pursuant to the terms of such indebtedness or other obligation or the terms of any instrument creating or evidencing it.

     "Total Unencumbered Assets" means the sum of (i) those Undepreciated Real Estate Assets not subject to an Encumbrance for borrowed money and (ii) all other assets of the Operating Partnership and its Subsidiaries not subject to an Encumbrance for borrowed money, determined in accordance with GAAP (except that for the purposes hereof, each Subsidiary of the Operating Partnership shall be treated as if such Subsidiary were a subsidiary under GAAP), but excluding accounts receivable and intangibles; provided, however, that the term "Total Unencumbered Assets" shall not include any assets which have been deposited in trust to defease any indebtedness or any other obligation (whether through a covenant defeasance or otherwise) pursuant to the terms of such indebtedness or other obligation or the terms of any instrument creating or evidencing it.

     "Trustee" has the meaning specified in the introductory paragraph hereof.

     "Undepreciated Real Estate Assets" as of any date means the cost (original cost plus capital improvements) of real estate assets of the Operating Partnership and its Subsidiaries on such date, before depreciation and amortization, determined on a consolidated basis in accordance with GAAP (except that for the purposes hereof, each Subsidiary of the Operating Partnership shall be treated as if such Subsidiary were a subsidiary under GAAP).

     "Unsecured Indebtedness" means Indebtedness which is not secured by any Encumbrance upon any of the properties of the Operating Partnership or any of its Subsidiaries.

                                   ARTICLE II

                               THE SERIES OF NOTES

     Section 2.1. Title of the Notes.

     (a) There shall be a series of Securities designated the "6.42% Senior Notes due 2014" (the "Initial Notes").

     (b) There shall be a series of Securities designated the "6.42% Senior Notes due 2004" (the "Exchange Notes"). The Exchange Notes are to be issued in exchange for the Initial Notes as provided in this Eighth Supplemental Indenture, the Exchange Agreement and the Registration Rights Agreement.

     Section 2.2. Limitation on Aggregate Principal Amount.

     (a) The Initial Notes will be initially limited to an aggregate principal amount of $125,000,000.

     (b) The Exchange Notes will be initially limited to an aggregate principal amount of up to $125,000,000 (but in no event in excess of the principal amount of the Initial Notes tendered in exchange therefor in an Exchange Offer).

     Nothing contained in this Section 2.2 or elsewhere in this Supplemental Indenture, or in the Notes, is intended to or shall limit execution by the Operating Partnership or authentication or delivery by the Trustee of Notes under the circumstances contemplated by Sections 303, 304, 305, 306, 906, 1107 and 1305 of the Indenture.

     Section 2.3. Interest and Interest Rates; Maturity Date of Notes. The Notes will bear interest at 6.42% per annum and will mature on June 1, 2014. The Notes will bear interest from May 17, 2004 or from the immediately preceding Interest Payment Date to which interest has been paid, payable semi-annually in arrears on June 1 and December 1 of each year, commencing December 1, 2004 (each, an "Interest Payment Date"), and, if not otherwise an Interest Payment Date, at the Stated Maturity, to the Persons in whose name the applicable Notes are registered in the Security Register at the close of business on the preceding May 1 or November 1 (whether or not a Business Day), as the case may be (each, a "Regular Record Date"). Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. The interest so payable on any Note which is not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the Person in whose name such Note is registered on the relevant Regular Record Date, and such defaulted interest shall instead be payable to the Person in whose name such Note is registered on the Special Record Date or other specified date determined in accordance with the Indenture.

     If an Initial Note is exchanged in an Exchange Offer prior to the Regular Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on such Note, up to but not including the date of issuance of the Exchange Note(s) issued in exchange for such Initial Note, shall be paid on the first Interest Payment Date for such Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Regular Record Date with respect to such Exchange Note(s). If such Initial Note is exchanged in an Exchange Offer subsequent to the Regular Record Date for the first Interest Payment Date following such exchange but on or prior to such Interest Payment Date, then any such accrued and unpaid interest with respect to such Initial Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for such Initial Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of such Initial Note on such Regular Record Date.

     If any Interest Payment Date or Stated Maturity falls on a day that is not a Business Day, the required payment shall be made on the next Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Stated Maturity, as the case may be.

     Section 2.4. Limitations on Incurrence of Indebtedness.

     (a) The Operating Partnership will not, and will not permit any of its Subsidiaries to, incur any Indebtedness, other than intercompany Indebtedness (representing Indebtedness to which the only parties are the Operating Partnership and any of its Subsidiaries (but only so long as such Indebtedness is held solely by any of the Operating Partnership and any of its Subsidiaries)), if, immediately after giving effect to the incurrence of such additional Indebtedness and the application of the proceeds thereof, the aggregate principal amount of all outstanding Indebtedness of the Operating Partnership and its Subsidiaries on a consolidated basis determined in accordance with GAAP (except that for purposes hereof, each Subsidiary of the Operating Partnership shall be treated as if such Subsidiary were a subsidiary under GAAP) is greater than 60% of the sum of (without duplication) (i) the Total Assets as of the end of the calendar quarter covered in the Operating Partnership's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not permitted under the Exchange Act, with the Trustee) prior to the incurrence of such additional Indebtedness and
(ii) the purchase price of any real estate assets or mortgages receivable acquired, and the amount of any securities offering proceeds received (to the extent such proceeds were not used to acquire real estate assets or mortgages receivable or used to reduce Indebtedness), by the Operating Partnership or any of its Subsidiaries since the end of such calendar quarter, including those proceeds obtained in connection with the incurrence of such additional Indebtedness.

     (b) The Operating Partnership will not, and will not permit any of its Subsidiaries to, incur Indebtedness secured by any Encumbrance upon any of the property of the Operating Partnership or any of its Subsidiaries if, immediately after giving effect to the incurrence of such additional Indebtedness and the application of the proceeds thereof, the aggregate principal amount of all outstanding Indebtedness of the Operating Partnership and its Subsidiaries on a consolidated basis determined in accordance with GAAP (except that for the purposes hereof, each Subsidiary of the Operating Partnership shall be treated as if such Subsidiary were a subsidiary under GAAP) which is secured by any Encumbrance on property of the Operating Partnership or any of its Subsidiaries is greater than 40% of the sum of (without duplication) (i) the Total Assets as of the end of the calendar quarter covered in the Operating Partnership's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not permitted under the Exchange Act, with the Trustee) prior to the incurrence of such additional Indebtedness and (ii) the purchase price of any real estate assets or mortgages receivable acquired, and the amount of any securities offering proceeds received (to the extent that such proceeds were not used to acquire real estate assets or mortgages receivable or used to reduce Indebtedness), by the Operating Partnership or any of its Subsidiaries since the end of such calendar quarter, including those proceeds obtained in connection with the incurrence of such additional Indebtedness.

     (c) The Operating Partnership and its Subsidiaries may not at any time own Total Unencumbered Assets equal to less than 150% of the aggregate outstanding principal amount of the Unsecured Indebtedness of the Operating Partnership and its Subsidiaries on a consolidated basis determined in accordance with GAAP (except that for the purposes hereof, each Subsidiary of the Operating Partnership shall be treated as if such Subsidiary were a subsidiary under
GAAP).

     (d) The Operating Partnership will not, and will not permit any of its Subsidiaries to, incur any Indebtedness if the ratio of Consolidated Income Available for Debt Service to the Annual Service Charge for the four consecutive fiscal quarters most recently ended prior to the date on which such additional Indebtedness is to be incurred shall have been less than 1.5:1, on a pro forma basis after giving effect thereto and to the application of the proceeds therefrom, and calculated on the assumption that (i) such Indebtedness and any other Indebtedness incurred by the Operating Partnership and its Subsidiaries since the first day of such four-quarter period and the application of the proceeds therefrom, including to refinance other Indebtedness, had occurred at the beginning of such period; (ii) the repayment or retirement of any other Indebtedness by the Operating Partnership and its Subsidiaries since the first day of such four-quarter period had been repaid or retired at the beginning of such period (except that, in making such computation, the amount of Indebtedness under any revolving credit facility shall be computed based upon the average daily balance of such Indebtedness during such period); (iii) in the case of Acquired Indebtedness or Indebtedness incurred in connection with any acquisition since the first day of such four-quarter period, the related acquisition had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition being included in such pro forma calculation;

and (iv) in the case of any acquisition or disposition by the Operating Partnership or its Subsidiaries of any asset or group of assets since the first day of such four-quarter period, whether by merger, stock purchase or sale, or asset purchase or sale, such acquisition or disposition or any related repayment of Indebtedness had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition or disposition being included in such pro forma calculation.

     (e) For purposes of this Section 2.4, Indebtedness shall be deemed to be "incurred" by the Operating Partnership or a Subsidiary of the Operating Partnership whenever the Operating Partnership or such Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof.

     Section 2.5. Optional Redemption. No sinking fund shall be provided for the Notes. The Notes may be redeemed at any time at the option of the Operating Partnership, in whole or in part (equal to $1,000 or an integral multiple thereof), at a redemption price (the "Redemption Price") equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the Redemption Date (as defined in the Indenture) and (ii) the Make-Whole Amount, if any, with respect to such Notes.

     If notice of redemption has been given as provided in the Indenture and funds for the redemption of any Notes called for redemption shall have been made available on the Redemption Date referred to in such notice, such Notes will cease to bear interest on the Redemption Date and the only right of the Holders of the Notes from and after the Redemption Date will be to receive payment of the Redemption Price upon surrender of such Notes in accordance with such notice.

     Section 2.6. Places of Payment. The Places of Payment where the Notes may be presented or surrendered for payment, where the Notes may be surrendered for registration of transfer or exchange and where notices and demands to and upon the Operating Partnership in respect of the Notes and the Indenture may be served shall be in (i) the Borough of Manhattan, The City of New York, New York, and the office or agency for such purpose shall initially be located at U.S. Bank National Association, 100 Wall Street, Suite 2000, New York, New York 10005 and (ii) the City of St. Paul, Minnesota and the office or agency for such purpose shall initially be located at U.S. Bank National Association, 60 Livingston Avenue, St. Paul, Minnesota 55107.

     Section 2.7. Method of Payment. Payment of the principal of and interest on the Notes not represented by a Global Security will be made at the Corporate Trust Office maintained for that purpose in the Borough of Manhattan, The City of New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Operating Partnership, payments of interest on the Notes may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer to an account maintained by the Person entitled thereto located within the United States. All payments of principal and interest in respect of the Notes shall be made by the Issuer in immediately available funds.

     Section 2.8. Currency. Principal and interest on the Notes shall be payable in United States Dollars or in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Section 2.9. Form of Notes.

     (a) The Initial Notes shall be in the form of Exhibit A, Exhibit B or Exhibit C hereto, as applicable, and the Exchange Notes shall be in the form of Exhibit D or Exhibit E hereto, as applicable.

     (b) Initial Notes offered and sold to QIBs in reliance on Rule 144A as provided in the Purchase Agreement shall be issued in book-entry form and shall be represented by a single, permanent global note in fully registered form, without coupons, substantially in the form of Exhibit A hereto and shall bear the legends set forth in Section 5.1(a) and Section 5.1 (b) hereof (the "Initial Restricted Global Note"). Upon issuance, the Initial Restricted Global Note shall be registered in the name of "Cede & Co.," as nominee of DTC, duly executed by the Operating Partnership and authenticated by the Trustee and deposited with or on behalf of DTC.

     (c) Initial Notes offered and sold to Non-U.S. Persons in reliance on Regulation S as provided in the Purchase Agreement shall be issued in book-entry form and shall be represented by a single, permanent global note in definitive, fully registered form, without coupons, substantially in the form of Exhibit B hereto and shall bear the legends set forth in Section 5.1 (a) and Section 5.1
(b) hereof (the "Initial Regulation S Global Note," and together with the Initial Restricted Global Note, the "Initial Global Notes"). Upon issuance, the Initial Regulation S Global Note shall be registered in the name of "Cede & Co.," as nominee for DTC, duly executed by the Operating Partnership and authenticated by the Trustee and deposited with or on behalf of DTC for the accounts of Euroclear or Clearstream Banking. Interests in the Initial Regulation S Global Note may only be held through Euroclear or Clearstream Banking.

     (d) Initial Notes offered and sold to Institutional Accredited Investors that are not QIBs or Non-U.S. Persons as provided in the Purchase Agreement shall be issued in definitive, fully registered certificated form, without coupons, substantially in the form of Exhibit C hereto and shall bear the legends set forth in Section 5.1 (a) hereof (the "Initial Certificated Notes"). Upon issuance, any such Initial Certificated Note or the transfer thereof shall be duly executed by the Operating Partnership and authenticated by the Trustee. Upon the registration of the transfer of any Initial Certificated Note to a QIB or Non-U.S. Person, such Initial Certificated Note shall be exchanged for a beneficial interest in the applicable Initial Global Note. Except as provided in
Section 4.1 (b), interests in an Initial Global Note may not be exchanged for Initial Certificated Notes and the Operating Partnership waives any discretionary right it may otherwise have to cause the Notes to be issued in certificated form.

     (e) In the event all or a portion of the Initial Notes of any series are tendered in an Exchange Offer, such Notes or the portions thereof being exchanged shall be exchanged for a single, permanent global note in definitive, fully registered form, without coupons, substantially in the form of Exhibit D hereto (the "Exchange Global Notes") and shall bear the legends set forth in
Section 5.1 (c) hereof. Upon issuance, each Exchange Global Note shall be registered in the name of "Cede & Co.," as nominee of DTC, duly executed by the Operating Partnership and authenticated by the Trustee and deposited with or on behalf of DTC. Except as provided in Section 4.1 (b), Exchange Certificated Notes shall not be issued and the Operating Partnership waives any discretionary right it may otherwise have to cause the Notes to be issued in certificated form.

     Section 2.10. Registrar and Paying Agent. The Trustee shall initially serve as Registrar and Paying Agent for the Notes.

     Section 2.11. Defeasance. The provisions of Sections 1402 and 1403 of the Indenture, together with the other provisions of Article Fourteen of the Indenture, shall be applicable to the Notes. The provisions of Section 1403 of the Indenture shall apply to the covenants set forth in Sections 2.4 and 2.12 of this Supplemental Indenture and to those covenants specified in Section 1403 of the Indenture.

     Section 2.12. Provision of Financial Information. Whether or not the Operating Partnership is subject to Section 13 or 15(d) of the Exchange Act, the Operating Partnership will, to the extent permitted under the Exchange Act, file with the Commission the annual reports, quarterly reports and other documents which the Operating Partnership would have been required to file with the Commission pursuant to such Section 13 or 15(d) if the Operating Partnership were so subject, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Operating Partnership would have been required so to file such documents if the Operating Partnership were so subject.

     The Operating Partnership will also in any event (x) within 15 days of each Required Filing Date if the Operating Partnership is not then subject to Section 13 or 15(d) of the Exchange Act, (i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders, copies of the annual reports and quarterly reports which the Operating Partnership would have been required to file with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act if the Operating Partnership were subject to such Sections, and (ii) file with the Trustee copies of annual reports, quarterly reports and other documents that the Operating Partnership would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Operating Partnership were subject to such Sections and (y) if filing such documents by the Operating Partnership with the Commission is not permitted under the Exchange Act, promptly upon written request and payment of the reasonable cost of duplication and delivery, supply copies of such documents to any prospective Holder.

     Section 2.13. Waiver of Certain Covenants. Notwithstanding the provisions of Section 1009 of the Indenture, the Operating Partnership may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1004 to 1008, inclusive, of the Indenture, with Sections 2.4 and 2.12 of this Supplemental Indenture and with any other term, provision or condition with respect to the Notes (except any such term, provision or condition which could not be amended without the consent of all Holders of the Notes, as applicable), if before or after the time for such compliance the Holders of at least a majority in principal amount of all outstanding Notes, as applicable, by act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition. Except to the extent so expressly waived, and until such waiver shall become effective, the obligations of the Operating Partnership and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

     Section 2.14. Other Terms and Conditions. The Notes shall have such other terms and conditions as provided in the form thereof attached as Exhibit A, B, C, D and E hereto.

     Section 2.15. Further Issues. The Operating Partnership may, from time to time, without the consent of the Holders, create and issue further securities having the same terms and conditions as the Notes in all respects, except for issue date, issue price and the first payment of interest thereon. Additional Notes issued in this manner will be consolidated with and will form a single series with the previously outstanding Notes. Notice of any such issuance will be given to the Trustee and a new supplemental indenture will be executed in connection with the issuance of such securities.

     Section 2.16. Authorized Signatories. For purposes of this Eighth Supplemental Indenture, the first sentence of Section 303 of the Indenture is replaced in its entirety with the following: "The Securities and any coupons appertaining thereto shall be executed on behalf of the Issuer by the General Partner by its Chairman of the Board, its President, its Chief Executive Officer, its Chief Financial Officer or one of its Vice Presidents, under its corporate seal reproduced thereon, and attested by its Secretary or one of its Assistant Secretaries."

     Section 2.17. Registration Rights. The Holders of the Initial Notes shall be entitled to the benefits of the Registration Rights Agreement, as described in Article III hereof.

     Section 2.18. Special Interest Premium. If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, then a Special Interest Premium shall become payable in respect of the Notes as provided in Article III hereof.

                                  ARTICLE III

                               REGISTRATION RIGHTS

     Section 3.1. Registration Rights Agreement.

     (a) The Operating Partnership shall enter into the Registration Rights Agreement with the Initial Purchasers for the benefit of the holders of the Initial Notes (the "Holders") wherein the Operating Partnership shall agree, for the benefit of the Holders of the Notes, to use its reasonable best efforts (i) to file with the Commission within 90 calendar days after the date on which the Operating Partnership delivers the Notes to the Initial Purchasers (the "Closing Date") a registration statement (the "Exchange Offer Registration Statement") with respect to the Exchange Notes and (ii) to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act within 135 calendar days after the Closing Date. Promptly after the Exchange Offer Registration Statement has been declared effective, the Operating Partnership shall offer to the Holders the opportunity to exchange all their Notes of a series for Exchange Notes of the same series pursuant to the Exchange Offer. The Operating Partnership shall keep the Exchange Offer open for not less than 30 calendar days (or longer, if required by applicable law) after the date on which the notice of the Exchange Offer is mailed to the Holders of the Initial Notes but shall, in any event, use its reasonable best efforts to cause the Exchange Offer to be consummated within 180 days of the Closing Date. For each Initial
Note validly tendered to the Operating Partnership pursuant to the Exchange Offer, the Holder of such Initial Note shall receive an Exchange Note of the same series having a principal amount equal to the principal amount of the tendered Initial Note.

     (b) Each Holder of the Initial Notes (other than certain specified Holders) that wishes to exchange the Initial Notes for Exchange Notes in the Exchange Offer shall be required to represent that (i) it is not an affiliate of the Operating Partnership (within the meaning of Rule 405 of the Securities Act),
(ii) the Exchange Notes to be received by it were acquired in the ordinary course of its business and (iii) at the time of the Exchange Offer, it has no arrangement with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes.

     (c) The Registration Rights Agreement also shall provide that if, (i) because of any change in law or in currently prevailing interpretations of the staff of the Commission, the Operating Partnership is not permitted to effect the Exchange Offer, (ii) the Exchange Offer is not consummated within 180 days of the Closing Date or (iii) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive Exchange Notes on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of the Operating Partnership within the meaning of the Securities Act or as a broker-dealer), then in each case, the Operating Partnership shall (x) promptly deliver to the Holders written notice thereof and (y) at the Operating Partnership's sole expense (a) as promptly as practicable (but in no event more than 60 days after so required or requested pursuant to the Registration Rights Agreement), file a shelf registration statement covering resales of the Notes (the "Shelf Registration Statement"), (b) use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act and (c) use its reasonable best efforts to keep effective the Shelf Registration Statement until the earlier of two years (or, if Rule 144(k) is amended to provide a shorter restrictive period, the end of such shorter period) after the Closing Date or such time as all of the applicable Notes have been sold thereunder. The Operating Partnership shall, if a Shelf Registration Statement is filed, provide to each

Holder of the Initial Notes copies of the prospectus that is a part of the Shelf Registration Statement, notify each such Holder when the Shelf Registration Statement for the Notes has become effective and take certain other actions as are required to permit unrestricted resales of the Notes. A Holder that sells Notes pursuant to the Shelf Registration Statement shall be required to be named as a selling security Holder in the related prospectus, to provide information related thereto and to deliver such prospectus to purchasers, shall be subject to certain of the civil liability provisions under the Securities Act in connection with such sales and shall be bound by the provisions of the Registration Rights Agreement that are applicable to such a Holder (including certain indemnification rights and obligations).

     Section 3.2. Special Interest Premium. If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the "Special Interest Premium") shall become payable in respect of the Notes as follows:

     (a) If (i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 90th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date or (iii) the Exchange Offer is not consummated or the Shelf Registration Statement is not declared effective on or prior to the 180th day following the Closing Date, the Special Interest Premium shall accrue from and including the next day following each of (a) such 90-day period in the case of clause (i) above, (b) such 135-day period in the case of clause (ii) above and (c) such 180-day period in the case of clause (iii) above, in each case at a rate equal to 0.50% per annum. The aggregate amount of the Special Interest Premium payable pursuant to the above provisions shall in no event exceed 0.50% per annum. If the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date and the Operating Partnership shall request Holders of Notes to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement, the Notes owned by Holders who do not deliver such information to the Operating Partnership when required pursuant to the Registration Rights Agreement shall not be entitled to any such increase in the interest rate for any day after the 180th day following the Closing Date. Upon
(1) the filing of the Exchange Offer Registration Statement after the 90-day period described in clause (i), (2) the effectiveness of the Exchange Offer Registration Statement after the 135-day period described in clause (ii) above or (3) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 180-day period described in clause (iii) above, the interest rate on each series of Notes from the date of such effectiveness or consummation, as the case may be, shall be reduced to the original interest rate provided for herein for such series of Notes.

     (b) If a Shelf Registration Statement is declared effective, and if the Operating Partnership fails to keep such Shelf Registration Statement continuously (x) effective or (y) useable for resales for the period required by the Registration Rights Agreement due to certain circumstances relating to pending corporate developments, public filings with the Commission and similar events, or because the prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the "Default Day"), then from the Default Day until the earlier of (i) the date that the Shelf Registration Statement is again deemed effective or is useable, (ii) the date that is the second anniversary of the Closing Date (or, if Rule 144(k) is amended to provide a shorter restrictive period, the end of such shorter period) or (iii) the date as of which all of the Notes are sold pursuant to the Shelf Registration Statement, the Special Interest Premium shall accrue at a rate equal to 0.50% per annum.

     Section 3.3. Legend. Each Note shall contain a legend to the effect that the Holder thereof, by its acceptance thereof, shall be deemed to have agreed to be bound by the provisions of the Registration Rights Agreement. Such legend shall be in the form set forth in Section 5.1 (a) hereof.

                                   ARTICLE IV

                              TRANSFER AND EXCHANGE

     Section 4.1. Transfer and Exchange.

     (a) By its acceptance of any Initial Note represented by a certificate bearing the legend set forth in Section 5.1(a) hereof (the "Private Placement Legend"), each Holder of, and beneficial bearer of an interest in, such Initial Note acknowledges the restrictions on transfer of such Initial Note and agrees that it shall transfer such Initial Note only in accordance with such restrictions. Each purchaser (other than the Initial Purchasers) of the Notes and each Person to whom the Notes are transferred shall, prior to the Resale Restriction Termination Date (as defined in the Private Placement Legend), be deemed to have acknowledged, represented and agreed to the matters and restrictions on transfer to be described under the heading "Notice to Investors" in an offering memorandum of the Operating Partnership which will relate to the sale of the Initial Notes in an offering exempt from the registration requirements of the Securities Act. Upon the registration of transfer, exchange or replacement of an Initial Note not bearing the Private Placement Legend, the Trustee shall deliver an Initial Note or Initial Notes that do not bear the Private Placement Legend. Upon the registration of transfer, exchange or replacement of an Initial Note bearing the Private Placement Legend, the Trustee shall deliver an Initial Note or Initial Notes bearing the Private Placement Legend, unless such legend may be removed from such Note as provided in this
Section 4.1(a). If the Private Placement Legend has been removed from an Initial Note, as provided herein, no other Initial Note issued in exchange for all or any part of such Initial Note shall bear such legend, unless the Operating Partnership has reasonable cause to believe that such other Initial Note represents a "restricted security" within the meaning of Rule 144 under the Securities Act and instructs the Trustee in writing to cause a legend to appear thereon. Each Initial Note shall bear the Private Placement Legend unless and until:

          (i) a transfer of such Initial Note is made pursuant to an effective Shelf Registration Statement, in which case the Private Placement Legend shall be removed from such Initial Note so transferred at the request of the Holder; or

          (ii) there is delivered to the Operating Partnership such satisfactory evidence, which may include an opinion of independent counsel licensed to practice law in the State of New York, as may reasonably be requested by the Operating Partnership confirming that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Initial Note shall not violate the registration and prospectus delivery requirements of the Securities Act; provided, that the Trustee shall not be required to determine (but may rely on a determination made by the Operating Partnership with respect to) the sufficiency of any such evidence; and upon written direction of the Operating Partnership, the Trustee shall authenticate and deliver in exchange for such Initial Note, an Initial Note or Initial Notes representing the same aggregate principal amount of the Initial Note being exchanged) without such legend.

     (b) The Initial Global Note or Exchange Global Note, as the case may be, shall be exchanged by the Operating Partnership for one or more Initial Certificated Notes or Exchange Certificated Notes, as applicable, if (i) DTC (1) has notified the Operating Partnership that it is unwilling or unable to continue as, or ceases to be, a clearing agency registered under Section 17A of the Exchange Act and (2) a successor to DTC registered as a clearing agency under Section 17A of the Exchange Act is not able to be appointed by the Operating Partnership within 90 calendar days or
(ii) DTC is at any time unwilling or unable to continue as depositary and the Operating Partnership is not able to appoint a successor to DTC within 90 calendar days. If an Event of Default occurs and is continuing, the Operating Partnership shall, at the request of the Trustee or the Holder thereof, exchange all or part of the Initial Global Note or Exchange Global Note, as the case may be, for one or more Initial Certificated Notes or Exchange Certificated Notes, as applicable. Whenever a Global Note is exchanged for one or more Initial Certificated Notes or Exchange Certificated Notes, as the case may be, it shall be surrendered by the Holder thereof to the Trustee and cancelled by the Trustee. All Initial Certificated Notes or Exchange Certificated Notes issued in exchange for a Global Note or a portion thereof shall be registered in such names, and delivered, as DTC shall instruct the Trustee. Any Initial Certificated Notes issued pursuant to this Section 4.1(b) shall include the Private Placement Legend, except as set forth in Section 4.1(a) hereof.

     (c) Any Initial Notes that are presented to the Trustee for exchange pursuant to an Exchange Offer shall be exchanged for Exchange Notes of equal principal amount upon surrender to the Trustee in accordance with the terms of the Exchange Offer. Whenever any Initial Notes are so surrendered for exchange, the Operating Partnership shall execute, and the Trustee shall authenticate and deliver to the surrendering Holder thereof, Exchange Notes in the same aggregate principal amount as the Initial Notes so surrendered.

     (d) Any Holder of a Global Note shall, by acceptance of such Global Note, agree that transfers of beneficial interests in such Global Note may be effected only through a book-entry system maintained by such Holder (or its agent), and that ownership of a beneficial interest in the Notes represented thereby shall be required to be reflected in book-entry form. Transfers of a Global Note shall be limited to transfers in whole and not in part, to DTC, its successors and their respective nominees. Interests of beneficial owners in a Global Note shall be transferred in accordance with the rules and procedures of DTC (or its successors).

                                   ARTICLE V

                                     LEGENDS

     Section 5.1. Legends. The following legends shall appear on each Initial Note and each Exchange Note.

     (a) Except as provided in Section 4.1(a) hereof, each Initial Note shall bear the following legends on the face thereof:

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $1,000 ($100,000 FOR INSTITUTIONAL ACCREDITED INVESTORS) AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

     THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE OPERATING PARTNERSHIP OR ANY AFFILIATE OF THE OPERATING PARTNERSHIP WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (a) TO THE OPERATING PARTNERSHIP OR ONE OF THE INITIAL PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, AN INITIAL PURCHASER, (b) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (c) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (d) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (e) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON) WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (f) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

     THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

     (b) In addition to the legends set forth in Section 4.1(a), each Initial Global Note shall also bear the following legends on the face thereof:

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO.

     OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

     (c) The Exchange Global Note shall bear the following legends on the face thereof:

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

     Section 6.1. Ratification of Indenture. Except as expressly modified or amended hereby, the Indenture continues in full force and effect and is in all respects confirmed and preserved.

     Section 6.2. Governing Law. This Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York. This Supplemental Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and shall, to the extent applicable, be governed by such provisions.

     Section 6.3. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed by their respective officers hereunto duly authorized, all as of the day and year first written above.


                             FIRST INDUSTRIAL, L.P.


                             By:   First Industrial Realty Trust, Inc.,
                                   as its general partner



                                   By: /s/ M. Havala
                                       ---------------------------------------
                                       Name:   Michael J. Havala
                                       Title:  CFO


                              U.S. BANK NATIONAL ASSOCIATION, as Trustee



                                   By: /s/ Richard Prokosch
                                       ---------------------------------------
                                       Name:   Richard Prokosch
                                       Title:  Vice President

                                             Exhibit A to Supplemental Indenture

                     FORM OF INITIAL RESTRICTED GLOBAL NOTE


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $1,000 ($100,000 FOR INSTITUTIONAL ACCREDITED INVESTORS) AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE OPERATING PARTNERSHIP OR ANY AFFILIATE (AS SUCH TERM IS DEFINED UNDER RULE 144(A)(1) OF THE SECURITIES aCT) OF THE OPERATING PARTNERSHIP WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE(S)), ONLY (a) TO THE OPERATING PARTNERSHIP OR ONE OF THE INITIAL PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, AN INITIAL PURCHASER,
(b) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (c) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (d) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (e) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON) WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (f) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

Registered No. 1                                                PRINCIPAL AMOUNT
CUSIP No.: 32055R AK3                                           $125,000,000

                             RESTRICTED GLOBAL NOTE
                             FIRST INDUSTRIAL, L.P.

                           6.42% SENIOR NOTE DUE 2014

FIRST INDUSTRIAL, L.P., a limited partnership duly organized and existing under the laws of the State of Delaware (herein referred to as the "Operating Partnership," which term shall include any successor entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, upon presentation, the principal sum of ONE HUNDRED TWENTY FIVE MILLION DOLLARS on June 1, 2014 and to pay interest on the outstanding principal amount thereon from May 17, 2004, or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on June 1 and December 1 in each year, commencing December 1, 2004, at the rate of 6.42% per annum, until the entire principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. All payments of principal, Make-Whole Amount, if any, and interest in respect of this Note will be made by the Operating Partnership in immediately available funds.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, FIRST INDUSTRIAL, L.P. has caused this instrument to be duly executed under its corporate seal.

Dated:  May 17, 2004

                                      FIRST INDUSTRIAL, L.P.


                                      By:  First Industrial Realty Trust, Inc.,
                                           as its general partner



                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:


[Seal]


Attest:


-------------------------------
Assistant Secretary

TRUSTEE'S CERTIFICATE OF AUTHENTICATION:


This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

                                    U.S. BANK NATIONAL ASSOCIATION, as Trustee



                                    By:
                                        ------------------------------------
                                               Authorized Signatory

                               REVERSE OF SECURITY

Notes of this series are one of a duly authorized issue of debt securities of the Operating Partnership (herein called the "Notes"), issued and to be issued in one or more series under an Indenture, dated as of May 13, 1997, as supplemented by Supplemental Indenture No. 8, dated as of May 17, 2004 (as so supplemented, herein called the "Indenture"), between the Operating Partnership and U.S. Bank National Association (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Operating Partnership, the Trustee and the Holders of the Notes and of the terms upon which the Notes are authenticated and delivered. This Security is one of the series designated in the first page thereof, limited in aggregate principal amount to $125,000,000.

Notes of this series may be redeemed at any time at the option of the Operating Partnership, in whole or in part, at a redemption price equal to the sum of (i) the principal amount of the Securities being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Securities.

Notice of redemption will be given by mail to Holders of Notes, not less than 30 nor more than 60 days prior to the Redemption Date, all as provided in the Indenture.

In the event of redemption of this Security in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Operating Partnership on this Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Operating Partnership, in each case, upon compliance by the Operating Partnership with certain conditions set forth in the Indenture, which provisions apply to this Note.

If this Note is exchanged in an Exchange Offer prior to the Regular Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the "Exchange Note") for this Note, shall be paid on the first Interest Payment Date for such Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Regular Record Date with respect to such Exchange Note(s). If this Note is exchanged in an Exchange Offer subsequent to the Regular Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for this Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of this Note on the Record Date.

The Holder of this Note is entitled to the benefits of the Registration Rights Agreement to be executed on or about May 24, 2004 (the "Registration Rights Agreement") among the Issuer and UBS Securities LLC and its assigns, if any (collectively, the "Initial Purchasers").

If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the "Special Interest Premium") shall become payable in respect of the Notes as follows:

If (i) a registration statement with respect to the Exchange Notes (the "Exchange Offer Registration Statement") is not filed with the Commission on or prior to the 90th day following the Closing Date,

(ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date or (iii) the Exchange Offer is not consummated or the shelf registration statement covering resales of the Notes (the "Shelf Registration Statement") is not declared effective on or prior to the 180th day following the Closing Date, the Special Interest Premium shall accrue from and including the next day following each of (a) such 90-day period in the case of clause (i) above, (b) such 135-day period in the case of clause
(ii) above and (c) such 180-day period in the cause of clause (iii) above, in each case at a rate equal to 0.50% per annum. The aggregate amount of the Special Interest Premium payable pursuant to the above provisions shall in no event exceed 0.50% per annum. If the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date and the Operating Partnership shall request the Holder of this Note to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement and the Holder of this Note does not deliver such information to the Operating Partnership when required pursuant to the Registration Rights Agreement, then the Holder of this Note shall not be entitled to any such increase in the interest rate for any day after the 180th day following the Closing Date. Upon (1) the filing of the Exchange Offer Registration statement after the 90-day period described in clause (i), (2) the effectiveness of the Exchange Offer Registration Statement after the 135-day period described in clause (ii) above or (3) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 180-day period described in clause (iii) above, the interest rate on this Note from the date of such effectiveness or consummation, as the case may be, shall be reduced to the original interest rate provided for herein.

If a Shelf Registration Statement is declared effective, and if the Operating Partnership fails to keep such Shelf Registration Statement continuously (x) effective or (y) useable for resales for the period required by the Registration Rights Agreement due to certain circumstances relating to pending corporate developments, public filings with the Commission and similar events, or because the prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the "Default Day"), then from the Default Day until the earlier of (i) the date that is the second anniversary of the Closing Date (or, if Rule 144(k) of the Securities Act is amended to provide a shorter restrictive period, the end of such shorter period) or (ii) the date as of which this Note is sold pursuant to the Shelf Registration Statement, the Special Interest Premium shall accrue at a rate equal to 0.50% per annum.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal amount of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of the principal of, and Make-Whole Amount, if any, and interest on the Notes on or after the respective due dates expressed herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Operating Partnership and the rights of the Holders of the

Notes of each series to be affected under the Indenture at any time by the Operating Partnership and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Notes of each series of Notes then Outstanding affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Operating Partnership with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Operating Partnership, which is absolute and unconditional, to pay the principal of (and Make-Whole Amount, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Operating Partnership in any Place of Payment where the principal of (and Make-Whole Amount, if any) and interest on this Notes are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Operating Partnership and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Operating Partnership may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Operating Partnership, the Trustee and any agent of the Operating Partnership or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Operating Partnership, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of, Make-Whole Amount, if any, or interest in respect of this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future stockholder, employee, officer, director, incorporator, limited or general partner, as such, of the Operating Partnership or the General Partner or of any successor, either directly or through the Operating Partnership or the General Partner or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THE NOTES, INCLUDING THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Operating Partnership has caused "CUSIP" numbers to be printed on the Securities of this series as a convenience to the Holders of such Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

UNIF GIFT MIN ACT - ____ Custodian ____ (Cust) ____
(minor) under Uniform Gifts to Minors Act___________(State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee.)

This Note and all rights thereunder hereby irrevocably constituting and appointing Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated: ____________________________ ____________________________________________

                                    Notice: The signature(s) on
                                    this Assignment must
                                    correspond with the name(s)
                                    as written upon the face of
                                    this Note in every
                                    particular, without
                                    alteration or enlargement
                                    or any change whatsoever.

                        ASSIGNMENT & TRANSFER CERTIFICATE

TO BE COMPLETED AND DELIVERED WITH THIS NOTE TO THE TRUSTEE IF THE UNDERSIGNED REGISTERED HOLDER WISHES TO SELL, ASSIGN AND TRANSFER NOTE:

     In connection with the resale or other transfer of this Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Indenture (other than a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by an Initial Purchaser), the undersigned registered holder certifies that without utilizing any general solicitation or general advertising:

                                   [CHECK ONE]

|_| (a) Such Note is being transferred by the undersigned registered holder to a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

|_|      (b)      Such Note is being transferred by the undersigned registered holder to an institutional investor which is an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that the undersigned has been advised by the prospective transferee that such transferee shall hold such Note for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of such transferee's property shall at all times be and remain within its control.

                                       or

|_| (c) Such Note is being transferred by the undersigned registered holder to an institutional investor which is a person that is not a "U.S. person" (or acquiring such Note for the account or benefit of a U.S. person) in an "offshore transaction," as such terms are defined in Regulation S under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.

     If none of the foregoing boxes are checked, then, so long as this Note shall bear a legend on the face thereof restricting resales and other transfers thereof (except in the case of a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by, an Initial Purchaser), the Trustee shall not be obligated to register such Note in the name of any Person other than the registered holder thereof and until the conditions to any such registration of transfer set forth in this Note and in the Indenture shall have been satisfied.

Dated:______________
                                 -----------------------------------------------
                                 [Type or print name of registered holder]


                                 By:____________________________________________


                              The signature of the registered
                              holder must correspond with the name
                              as written upon the face of this
                              Note in every particular, without
                              alteration or enlargement or any
                              change whatsoever.

TO BE COMPLETED BY TRANSFEREE
IF (a) ABOVE IS CHECKED:

     The undersigned transferee represents and warrants that (i) it is a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that the undersigned either has received such information regarding the Operating Partnership as the undersigned transferee has requested pursuant to Rule 144A or has determined not to request such information, (ii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers and (iii) it is aware that the registered holder of this Note is relying upon the undersigned transferee's foregoing representations in order to claim the exemption from registration provided by Rule 144A. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________
                               -------------------------------------------------
                               [Type or print name of transferee]


                               By:______________________________________________
                                                  Executive Officer


TO BE COMPLETED BY TRANSFEREE
IF (b) ABOVE IS CHECKED:

     The undersigned transferee represents and warrants that it is an institutional investor and an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. The undersigned transferee undertakes to hold this Note acquired from the registered holder thereof for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of the undersigned transferee's property shall at all times be and remain within its control. The undersigned acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________
                           -----------------------------------------------------
                           [Type or print name of transferee]


                           By:__________________________________________________
                                             Executive Officer


TO BE COMPLETED BY TRANSFEREE
IF (c) ABOVE IS CHECKED:

     The undersigned transferee represents and warrants that it is an institutional investor and that it is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) and it is acquiring this Note from the registered holder thereof in an "offshore transaction" (as defined in Regulation S) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________
                           -----------------------------------------------------
                           [Type or print name of transferee]


                           By:__________________________________________________
                                            Executive Officer

                                             Exhibit B to Supplemental Indenture


                    FORM OF INITIAL REGULATION S GLOBAL NOTE


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION, THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $1,000 ($100,000 FOR INSTITUTIONAL ACCREDITED INVESTORS) AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE OPERATING PARTNERSHIP OR ANY AFFILIATE OF THE OPERATING PARTNERSHIP WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (a) TO THE OPERATING PARTNERSHIP OR ONE OF THE INITIAL PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, AN INITIAL PURCHASER, (b) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (c) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (d) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT,
(e) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON) WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (f) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

Registered No. 1                                            PRINCIPAL AMOUNT
CUSIP No.: [          ]                                     $125,000,000

                            REGULATION S GLOBAL NOTE
                             FIRST INDUSTRIAL, L.P.

                           6.42% SENIOR NOTE DUE 2014

FIRST INDUSTRIAL, L.P., a limited partnership duly organized and existing under the laws of the State of Delaware (herein referred to as the "Operating Partnership," which term shall include any successor entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, upon presentation, the principal sum of ONE HUNDRED TWENTY FIVE MILLION DOLLARS on June 1, 2014 and to pay interest on the outstanding principal amount thereon from May 17, 2004, or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on June 1 and December 1 in each year, commencing December 1, 2004, at the rate of 6.42% per annum, until the entire principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. All payments of principal, Make-Whole Amount, if any, and interest in respect of this Note will be made by the Operating Partnership in immediately available funds.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, FIRST INDUSTRIAL, L.P. has caused this instrument to be duly executed under its corporate seal.

Dated:  May [  ], 2004

                                 FIRST INDUSTRIAL, L.P.


                                 By: First Industrial Realty Trust, Inc., as its general partner



                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:


[Seal]


Attest:


----------------------------
Assistant Secretary

TRUSTEE'S CERTIFICATE OF AUTHENTICATION:


This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

                                  U.S. BANK NATIONAL ASSOCIATION, as Trustee



                                  By:
                                       --------------------------------------
                                               Authorized Signatory

                               REVERSE OF SECURITY

Notes of this series are one of a duly authorized issue of debt securities of the Operating Partnership (herein called the "Notes"), issued and to be issued in one or more series under an Indenture, dated as of May 13, 1997, as supplemented by Supplemental Indenture No. 8, dated as of May 17, 2004 (as so supplemented, herein called the "Indenture"), between the Operating Partnership and U.S. Bank National Association (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Operating Partnership, the Trustee and the Holders of the Notes and of the terms upon which the Notes are authenticated and delivered. This Security is one of the series designated in the first page thereof, limited in aggregate principal amount to $125,000,000.

Notes of this series may be redeemed at any time at the option of the Operating Partnership, in whole or in part, at a redemption price equal to the sum of (i) the principal amount of the Securities being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Securities.

Notice of redemption will be given by mail to Holders of Notes, not less than 30 nor more than 60 days prior to the Redemption Date, all as provided in the Indenture.

In the event of redemption of this Security in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Operating Partnership on this Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Operating Partnership, in each case, upon compliance by the Operating Partnership with certain conditions set forth in the Indenture, which provisions apply to this Note.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal amount of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

If this Note is exchanged in an Exchange Offer prior to the Regular Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the "Exchange Note") for this Note, shall be paid on the first Interest Payment Date for such Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Regular Record Date with respect to such Exchange Note(s). If this Note is exchanged in an Exchange Offer subsequent to the Regular Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for this Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of this Note on the Record Date.

The Holder of this Note is entitled to the benefits of the Registration Rights Agreement to be executed on or about May 24, 2004 (the "Registration Rights Agreement") among the Issuer and UBS Securities LLC and its assigns, if any (collectively, the "Initial Purchasers").

If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the "Special Interest Premium") shall become payable in respect of the Notes as follows:

If (i) a registration statement with respect to the Exchange Notes (the "Exchange Offer Registration Statement") is not filed with the Commission on or prior to the 90th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date or (iii) the Exchange Offer is not consummated or the shelf registration statement covering resales of the Notes (the "Shelf Registration Statement") is not declared effective on or prior to the 180th day following the Closing Date, the Special Interest Premium shall accrue from and including the next day following each of (a) such 90-day period in the case of clause (i) above, (b) such 135-day period in the case of clause (ii) above and
(c) such 180-day period in the cause of clause (iii) above, in each case at a rate equal to 0.50% per annum. The aggregate amount of the Special Interest Premium payable pursuant to the above provisions shall in no event exceed 0.50% per annum. If the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date and the Operating Partnership shall request the Holder of this Note to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement and the Holder of this Note does not deliver such information to the Operating Partnership when required pursuant to the Registration Rights Agreement, then the Holder of this Note shall not be entitled to any such increase in the interest rate for any day after the 180th day following the Closing Date. Upon (1) the filing of the Exchange Offer Registration statement after the 90-day period described in clause (i), (2) the effectiveness of the Exchange Offer Registration Statement after the 135-day period described in clause (ii) above or (3) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 180-day period described in clause (iii) above, the interest rate on this Note from the date of such effectiveness or consummation, as the case may be, shall be reduced to the original interest rate provided for herein.

If a Shelf Registration Statement is declared effective, and if the Operating Partnership fails to keep such Shelf Registration Statement continuously (x) effective or (y) useable for resales for the period required by the Registration Rights Agreement due to certain circumstances relating to pending corporate developments, public filings with the Commission and similar events, or because the prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the "Default Day"), then from the Default Day until the earlier of (i) the date that is the second anniversary of the Closing Date (or, if Rule 144(k) of the Securities Act is amended to provide a shorter restrictive period, the end of such shorter period) or (ii) the date as of which this Note is sold pursuant to the Shelf Registration Statement, the Special Interest Premium shall accrue at a rate equal to 0.50% per annum.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of the principal of, and Make-Whole Amount, if any, and interest on the Notes on or after the respective due dates expressed herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Operating Partnership and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Operating Partnership and the

Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Notes of each series of Notes then Outstanding affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Operating Partnership with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Operating Partnership, which is absolute and unconditional, to pay the principal of (and Make-Whole Amount, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Operating Partnership in any Place of Payment where the principal of (and Make-Whole Amount, if any) and interest on this Notes are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Operating Partnership and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Operating Partnership may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Operating Partnership, the Trustee and any agent of the Operating Partnership or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Operating Partnership, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of, Make-Whole Amount, if any, or interest in respect of this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future stockholder, employee, officer, director, incorporator, limited or general partner, as such, of the Operating Partnership or the General Partner or of any successor, either directly or through the Operating Partnership or the General Partner or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THE NOTES, INCLUDING THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Operating Partnership has caused "CUSIP" numbers to be printed on the Securities of this series as a convenience to the Holders of such Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

UNIF GIFT MIN ACT - ____ Custodian ____ (Cust) ____
(minor) under Uniform Gifts to Minors Act___________(State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee.)

This Note and all rights thereunder hereby irrevocably constituting and appointing Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated: ____________________________ ____________________________________________

                                    Notice: The signature(s) on
                                    this Assignment must
                                    correspond with the name(s)
                                    as written upon the face of
                                    this Note in every
                                    particular, without
                                    alteration or enlargement
                                    or any change whatsoever.

                        ASSIGNMENT & TRANSFER CERTIFICATE

TO BE COMPLETED AND DELIVERED WITH THIS NOTE TO THE TRUSTEE IF THE UNDERSIGNED REGISTERED HOLDER WISHES TO SELL, ASSIGN AND TRANSFER NOTE:

     In connection with the resale or other transfer of this Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Indenture (other than a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by an Initial Purchaser), the undersigned registered holder certifies that without utilizing any general solicitation or general advertising:

                                   [CHECK ONE]

|_| (a) Such Note is being transferred by the undersigned registered holder to a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

|_|      (b)      Such Note is being transferred by the undersigned registered holder to an institutional investor which is an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that the undersigned has been advised by the prospective transferee that such transferee shall hold such Note for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of such transferee's property shall at all times be and remain within its control.

                                       or

|_| (c) Such Note is being transferred by the undersigned registered holder to an institutional investor which is a person that is not a "U.S. person" (or acquiring such Note for the account or benefit of a U.S. person) in an "offshore transaction," as such terms are defined in Regulation S under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.

     If none of the foregoing boxes are checked, then, so long as this Note shall bear a legend on the face thereof restricting resales and other transfers thereof (except in the case of a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by, an Initial Purchaser), the Trustee shall not be obligated to register such Note in the name of any Person other than the registered holder thereof and until the conditions to any such registration of transfer set forth in this Note and in the Indenture shall have been satisfied.

Dated:______________
                             ---------------------------------------------------
                             [Type or print name of registered holder]


                             By:________________________________________________


                          The signature of the registered
                          holder must correspond with the name
                          as written upon the face of this
                          Note in every particular, without
                          alteration or enlargement or any
                          change whatsoever.

TO BE COMPLETED BY TRANSFEREE
IF (a) ABOVE IS CHECKED:

     The undersigned transferee represents and warrants that (i) it is a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that the undersigned either has received such information regarding the Operating Partnership as the undersigned transferee has requested pursuant to Rule 144A or has determined not to request such information, (ii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers and (iii) it is aware that the registered holder of this Note is relying upon the undersigned transferee's foregoing representations in order to claim the exemption from registration provided by Rule 144A. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________
                          ------------------------------------------------------
                          [Type or print name of transferee]


                          By:___________________________________________________
                                              Executive Officer


TO BE COMPLETED BY TRANSFEREE
IF (b) ABOVE IS CHECKED:

     The undersigned transferee represents and warrants that it is an institutional investor and an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. The undersigned transferee undertakes to hold this Note acquired from the registered holder thereof for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of the undersigned transferee's property shall at all times be and remain within its control. The undersigned acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________
                           -----------------------------------------------------
                           [Type or print name of transferee]


                           By:__________________________________________________
                                               Executive Officer


TO BE COMPLETED BY TRANSFEREE
IF (c) ABOVE IS CHECKED:

     The undersigned transferee represents and warrants that it is an institutional investor and that it is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) and it is acquiring this Note from the registered holder thereof in an "offshore transaction" (as defined in Regulation S) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________
                            ----------------------------------------------------
                            [Type or print name of transferee]


                            By:_________________________________________________
                                               Executive Officer

                                             Exhibit C to Supplemental Indenture

                        FORM OF INITIAL CERTIFICATED NOTE


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION, THIS NOTE WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $100,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH THE OPERATING PARTNERSHIP OR ANY AFFILIATE OF THE OPERATING PARTNERSHIP WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (a) TO THE OPERATING PARTNERSHIP OR ONE OF THE INITIAL PURCHASERS OR BY, THROUGH OR IN A TRANSACTION APPROVED BY, AN INITIAL PURCHASER, (b) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (c) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (d) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE INSTITUTIONAL ACCREDITED INVESTORS UNLESS SUCH TRANSFEREE IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT,
(e) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO AN INSTITUTION THAT IS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON) WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (f) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES, TO A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE BEING COMPLETED AND DELIVERED BY THE TRANSFEROR AND, IF APPLICABLE, THE TRANSFEREE TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT RELATING TO ALL NOTES OF THE SERIES.

Registered No. 1                                             PRINCIPAL AMOUNT
CUSIP No.: [          ]                                      $125,000,000

                                      NOTE
                             FIRST INDUSTRIAL, L.P.

                           6.42% SENIOR NOTE DUE 2014

FIRST INDUSTRIAL, L.P., a limited partnership duly organized and existing under the laws of the State of Delaware (herein referred to as the "Operating Partnership," which term shall include any successor entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, upon presentation, the principal sum of ONE HUNDRED TWENTY FIVE MILLION DOLLARS on June 1, 2014 and to pay interest on the outstanding principal amount thereon from May 17, 2004, or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on June 1 and December 1 in each year, commencing December 1, 2004, at the rate of 6.42% per annum, until the entire principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. All payments of principal, Make-Whole Amount, if any, and interest in respect of this Note will be made by the Operating Partnership in immediately available funds.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, FIRST INDUSTRIAL, L.P. has caused this instrument to be duly executed under its corporate seal.

Dated:  May [  ], 2004

                                     FIRST INDUSTRIAL, L.P.


                                     By:  First Industrial Realty Trust, Inc.,
                                          as its general partner



                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:


[Seal]


Attest:


------------------------------
Assistant Secretary

TRUSTEE'S CERTIFICATE OF AUTHENTICATION:


This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

                                      U.S. BANK NATIONAL ASSOCIATION, as Trustee



                                      By:
                                           -------------------------------------
                                                  Authorized Signatory

                               REVERSE OF SECURITY

Notes of this series are one of a duly authorized issue of debt securities of the Operating Partnership (herein called the "Notes"), issued and to be issued in one or more series under an Indenture, dated as of May 13, 1997, as supplemented by Supplemental Indenture No. 8, dated as of May 17, 2004 (as so supplemented, herein called the "Indenture"), between the Operating Partnership and U.S. Bank National Association (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Operating Partnership, the Trustee and the Holders of the Notes and of the terms upon which the Notes are authenticated and delivered. This Security is one of the series designated in the first page thereof, limited in aggregate principal amount to $125,000,000.

Notes of this series may be redeemed at any time at the option of the Operating Partnership, in whole or in part, at a redemption price equal to the sum of (i) the principal amount of the Securities being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Securities.

Notice of redemption will be given by mail to Holders of Notes, not less than 30 nor more than 60 days prior to the Redemption Date, all as provided in the Indenture.

In the event of redemption of this Security in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Operating Partnership on this Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Operating Partnership, in each case, upon compliance by the Operating Partnership with certain conditions set forth in the Indenture, which provisions apply to this Note.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal amount of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

If this Note is exchanged in an Exchange Offer prior to the Regular Record Date for the first Interest Payment Date following such exchange, accrued and unpaid interest, if any, on this Note, up to but not including the date of issuance of the Note(s) issued in exchange (the "Exchange Note") for this Note, shall be paid on the first Interest Payment Date for such Exchange Note(s) to the Holder or Holders of such Exchange Note(s) on the first Regular Record Date with respect to such Exchange Note(s). If this Note is exchanged in an Exchange Offer subsequent to the Regular Record Date for the first Interest Payment Date following such exchange but on or prior to the Interest Payment Date, then any such accrued and unpaid interest with respect to this Note and any accrued and unpaid interest on the Exchange Note(s) issued in exchange for this Note, through the day before such Interest Payment Date, shall be paid on such Interest Payment Date to the Holder of this Note on the Record Date.

The Holder of this Note is entitled to the benefits of the Registration Rights Agreement to be executed on or about dated May 24, 2004 (the "Registration Rights Agreement") among the Issuer and UBS Securities LLC and its assigns, if any (collectively, the "Initial Purchasers").

If the Operating Partnership fails to comply with certain provisions of the Registration Rights Agreement, in each case as described below, then a special interest premium (the "Special Interest Premium") shall become payable in respect of the Notes as follows:

If (i) a registration statement with respect to the Exchange Notes (the "Exchange Offer Registration Statement") is not filed with the Commission on or prior to the 90th day following the Closing Date, (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date or (iii) the Exchange Offer is not consummated or the shelf registration statement covering resales of the Notes (the "Shelf Registration Statement") is not declared effective on or prior to the 180th day following the Closing Date, the Special Interest Premium shall accrue from and including the next day following each of (a) such 90-day period in the case of clause (i) above, (b) such 135-day period in the case of clause (ii) above and
(c) such 180-day period in the cause of clause (iii) above, in each case at a rate equal to 0.50% per annum. The aggregate amount of the Special Interest Premium payable pursuant to the above provisions shall in no event exceed 0.50% per annum. If the Exchange Offer Registration Statement is not declared effective on or prior to the 135th day following the Closing Date and the Operating Partnership shall request the Holder of this Note to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement and the Holder of this Note does not deliver such information to the Operating Partnership when required pursuant to the Registration Rights Agreement, then the Holder of this Note shall not be entitled to any such increase in the interest rate for any day after the 180th day following the Closing Date. Upon (1) the filing of the Exchange Offer Registration statement after the 90-day period described in clause (i), (2) the effectiveness of the Exchange Offer Registration Statement after the 135-day period described in clause (ii) above or (3) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 180-day period described in clause (iii) above, the interest rate on this Note from the date of such effectiveness or consummation, as the case may be, shall be reduced to the original interest rate provided for herein.

If a Shelf Registration Statement is declared effective, and if the Operating Partnership fails to keep such Shelf Registration Statement continuously (x) effective or (y) useable for resales for the period required by the Registration Rights Agreement due to certain circumstances relating to pending corporate developments, public filings with the Commission and similar events, or because the prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such failure continues for more than 60 days (whether or not consecutive) in any 12-month period (the 61st day being referred to as the "Default Day"), then from the Default Day until the earlier of (i) the date that is the second anniversary of the Closing Date (or, if Rule 144(k) of the Securities Act is amended to provide a shorter restrictive period, the end of such shorter period) or (ii) the date as of which this Note is sold pursuant to the Shelf Registration Statement, the Special Interest Premium shall accrue at a rate equal to 0.50% per annum.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of the principal of, and Make-Whole Amount, if any, and interest on the Notes on or after the respective due dates expressed herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Operating Partnership and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Operating Partnership and the

Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Notes of each series of Notes then Outstanding affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Operating Partnership with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Operating Partnership, which is absolute and unconditional, to pay the principal of (and Make-Whole Amount, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Operating Partnership in any Place of Payment where the principal of (and Make-Whole Amount, if any) and interest on this Notes are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Operating Partnership and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Operating Partnership may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Operating Partnership, the Trustee and any agent of the Operating Partnership or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Operating Partnership, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of, Make-Whole Amount, if any, or interest in respect of this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future stockholder, employee, officer, director, incorporator, limited or general partner, as such, of the Operating Partnership or the General Partner or of any successor, either directly or through the Operating Partnership or the General Partner or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THE NOTES, INCLUDING THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Operating Partnership has caused "CUSIP" numbers to be printed on the Securities of this series as a convenience to the Holders of such Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

UNIF GIFT MIN ACT - ____ Custodian ____ (Cust) ____
(minor) under Uniform Gifts to Minors Act___________(State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee.)

This Note and all rights thereunder hereby irrevocably constituting and appointing Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated: ____________________________ ____________________________________________

                                   Notice: The signature(s) on
                                   this Assignment must
                                   correspond with the name(s)
                                   as written upon the face of
                                   this Note in every
                                   particular, without
                                   alteration or enlargement
                                   or any change whatsoever.

                        ASSIGNMENT & TRANSFER CERTIFICATE

TO BE COMPLETED AND DELIVERED WITH THIS NOTE TO THE TRUSTEE IF THE UNDERSIGNED REGISTERED HOLDER WISHES TO SELL, ASSIGN AND TRANSFER NOTE:

     In connection with the resale or other transfer of this Note occurring prior to the time the legend originally set forth on the face of this Note (or one or more predecessor Notes) restricting resales and other transfers thereof has been removed in accordance with the procedures set forth in the Indenture (other than a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by an Initial Purchaser), the undersigned registered holder certifies that without utilizing any general solicitation or general advertising:

                                   [CHECK ONE]

|_| (a) Such Note is being transferred by the undersigned registered holder to a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

|_|      (b)      Such Note is being transferred by the undersigned registered holder to an institutional investor which is an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that the undersigned has been advised by the prospective transferee that such transferee shall hold such Note for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of such transferee's property shall at all times be and remain within its control.

                                       or

|_| (c) Such Note is being transferred by the undersigned registered holder to an institutional investor which is a person that is not a "U.S. person" (or acquiring such Note for the account or benefit of a U.S. person) in an "offshore transaction," as such terms are defined in Regulation S under the Securities Act of 1933, as amended, pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.

     If none of the foregoing boxes are checked, then, so long as this Note shall bear a legend on the face thereof restricting resales and other transfers thereof (except in the case of a resale or other transfer made to the Operating Partnership or to, by, through, or in a transaction approved by, an Initial Purchaser), the Trustee shall not be obligated to register such Note in the name of any Person other than the registered holder thereof and until the conditions to any such registration of transfer set forth in this Note and in the Indenture shall have been satisfied.

Dated:______________
                               -------------------------------------------------
                               [Type or print name of registered holder]


                               By:______________________________________________


                            The signature of the registered
                            holder must correspond with the name
                            as written upon the face of this
                            Note in every particular, without
                            alteration or enlargement or any
                            change whatsoever.

TO BE COMPLETED BY TRANSFEREE
IF (a) ABOVE IS CHECKED:

     The undersigned transferee represents and warrants that (i) it is a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that the undersigned either has received such information regarding the Operating Partnership as the undersigned transferee has requested pursuant to Rule 144A or has determined not to request such information, (ii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers and (iii) it is aware that the registered holder of this Note is relying upon the undersigned transferee's foregoing representations in order to claim the exemption from registration provided by Rule 144A. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________
                             ---------------------------------------------------
                             [Type or print name of transferee]


                             By:________________________________________________
                                            Executive Officer


TO BE COMPLETED BY TRANSFEREE
IF (b) ABOVE IS CHECKED:

     The undersigned transferee represents and warrants that it is an institutional investor and an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended, and that this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. The undersigned transferee undertakes to hold this Note acquired from the registered holder thereof for its own account, or as a fiduciary or agent for others (which others are also institutional accredited investors, unless such transferee is a bank acting in its fiduciary capacity), for investment purposes and not for distribution, subject to any requirement of law that the disposition of the undersigned transferee's property shall at all times be and remain within its control. The undersigned acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________
                            ----------------------------------------------------
                            [Type or print name of transferee]


                            By:_________________________________________________
                                              Executive Officer


TO BE COMPLETED BY TRANSFEREE
IF (c) ABOVE IS CHECKED:

     The undersigned transferee represents and warrants that it is an institutional investor and that it is not a U.S. person (as defined in Regulation S under the Securities Act of 1933, as amended) and it is acquiring this Note from the registered holder thereof in an "offshore transaction" (as defined in Regulation S) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder. The undersigned transferee acknowledges and agrees that this Note has not been registered under the Securities Act of 1933, as amended, and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:______________
                           -----------------------------------------------------
                           [Type or print name of transferee]


                           By:__________________________________________________
                                              Executive Officer

                                             Exhibit D to Supplemental Indenture

                          FORM OF EXCHANGE GLOBAL NOTE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.




Registered No. 1                                            PRINCIPAL AMOUNT
CUSIP No.: [          ]                                     $125,000,000

                                      NOTE
                             FIRST INDUSTRIAL, L.P.

                           6.42% SENIOR NOTE DUE 2014

FIRST INDUSTRIAL, L.P., a limited partnership duly organized and existing under the laws of the State of Delaware (herein referred to as the "Operating Partnership," which term shall include any successor entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, upon presentation, the principal sum of ONE HUNDRED TWENTY FIVE MILLION DOLLARS on June 1, 2014 and to pay interest on the outstanding principal amount thereon from May 17, 2004, or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on June 1 and December 1 in each year, commencing December 1, 2004, at the rate of 6.42% per annum, until the entire principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. All payments of principal, Make-Whole Amount, if any, and interest in respect of this Note will be made by the Operating Partnership in immediately available funds.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, FIRST INDUSTRIAL, L.P. has caused this instrument to be duly executed under its corporate seal.

Dated:  May [  ], 2004

                                     FIRST INDUSTRIAL, L.P.


                                     By:  First Industrial Realty Trust, Inc.,
                                          as its general partner



                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:


[Seal]


Attest:


--------------------------------
Assistant Secretary

TRUSTEE'S CERTIFICATE OF AUTHENTICATION:


This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

                                     U.S. BANK NATIONAL ASSOCIATION, as Trustee



                                     By:
                                         ---------------------------------------
                                                 Authorized Signatory

                               REVERSE OF SECURITY

Notes of this series are one of a duly authorized issue of debt securities of the Operating Partnership (herein called the "Notes"), issued and to be issued in one or more series under an Indenture, dated as of May 13, 1997, as supplemented by Supplemental Indenture No. 8, dated as of May 17, 2004 (as so supplemented, herein called the "Indenture"), between the Operating Partnership and U.S. Bank National Association (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Operating Partnership, the Trustee and the Holders of the Notes and of the terms upon which the Notes are authenticated and delivered. This Security is one of the series designated in the first page thereof, limited in aggregate principal amount to $125,000,000.

Notes of this series may be redeemed at any time at the option of the Operating Partnership, in whole or in part, at a redemption price equal to the sum of (i) the principal amount of the Securities being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Securities.

Notice of redemption will be given by mail to Holders of Notes, not less than 30 nor more than 60 days prior to the Redemption Date, all as provided in the Indenture.

In the event of redemption of this Security in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Operating Partnership on this Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Operating Partnership, in each case, upon compliance by the Operating Partnership with certain conditions set forth in the Indenture, which provisions apply to this Note.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal amount of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of the principal of, and Make-Whole Amount, if any, and interest on the Notes on or after the respective due dates expressed herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Operating Partnership and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Operating Partnership and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding

Notes of each series of Notes then Outstanding affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Operating Partnership with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Operating Partnership, which is absolute and unconditional, to pay the principal of (and Make-Whole Amount, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Operating Partnership in any Place of Payment where the principal of (and Make-Whole Amount, if any) and interest on this Notes are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Operating Partnership and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Operating Partnership may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Operating Partnership, the Trustee and any agent of the Operating Partnership or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Operating Partnership, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of, Make-Whole Amount, if any, or interest in respect of this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future stockholder, employee, officer, director, incorporator, limited or general partner, as such, of the Operating Partnership or the General Partner or of any successor, either directly or through the Operating Partnership or the General Partner or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THE NOTES, INCLUDING THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Operating Partnership has caused "CUSIP" numbers to be printed on the Securities of this series as a convenience to the Holders of such Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

UNIF GIFT MIN ACT - ____ Custodian ____ (Cust) ____
(minor) under Uniform Gifts to Minors Act___________(State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee.)

This Note and all rights thereunder hereby irrevocably constituting and appointing Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated: ____________________________ ____________________________________________

                                    Notice: The signature(s) on
                                    this Assignment must
                                    correspond with the name(s)
                                    as written upon the face of
                                    this Note in every
                                    particular, without
                                    alteration or enlargement
                                    or any change whatsoever.

                                             Exhibit E to Supplemental Indenture

                       FORM OF EXCHANGE CERTIFICATED NOTE


Registered No. 1                                           PRINCIPAL AMOUNT
CUSIP No.: [          ]                                    $125,000,000

                                      NOTE
                             FIRST INDUSTRIAL, L.P.

                           6.42% SENIOR NOTE DUE 2014

FIRST INDUSTRIAL, L.P., a limited partnership duly organized and existing under the laws of the State of Delaware (herein referred to as the "Operating Partnership," which term shall include any successor entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, upon presentation, the principal sum of ONE HUNDRED TWENTY FIVE MILLION DOLLARS on June 1, 2014 and to pay interest on the outstanding principal amount thereon from May 17, 2004, or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on June 1 and December 1 in each year, commencing December 1, 2004, at the rate of 6.42% per annum, until the entire principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. All payments of principal, Make-Whole Amount, if any, and interest in respect of this Note will be made by the Operating Partnership in immediately available funds.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, FIRST INDUSTRIAL, L.P. has caused this instrument to be duly executed under its corporate seal.

Dated:  May [  ], 2004

                                  FIRST INDUSTRIAL, L.P.


                                  By:  First Industrial Realty Trust, Inc.,
                                       as its general partner



                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:


[Seal]


Attest:


--------------------------
Assistant Secretary

TRUSTEE'S CERTIFICATE OF AUTHENTICATION:


This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

                                U.S. BANK NATIONAL ASSOCIATION, as Trustee



                                By:
                                    -----------------------------------------
                                               Authorized Signatory

                               REVERSE OF SECURITY

Notes of this series are one of a duly authorized issue of debt securities of the Operating Partnership (herein called the "Notes"), issued and to be issued in one or more series under an Indenture, dated as of May 13, 1997, as supplemented by Supplemental Indenture No. 8, dated as of May 17, 2004 (as so supplemented, herein called the "Indenture"), between the Operating Partnership and U.S. Bank National Association (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Operating Partnership, the Trustee and the Holders of the Notes and of the terms upon which the Notes are authenticated and delivered. This Security is one of the series designated in the first page thereof, limited in aggregate principal amount to $125,000,000.

Notes of this series may be redeemed at any time at the option of the Operating Partnership, in whole or in part, at a redemption price equal to the sum of (i) the principal amount of the Securities being redeemed plus accrued interest thereon to the Redemption Date and (ii) the Make-Whole Amount, if any, with respect to such Securities.

Notice of redemption will be given by mail to Holders of Notes, not less than 30 nor more than 60 days prior to the Redemption Date, all as provided in the Indenture.

In the event of redemption of this Security in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Operating Partnership on this Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Operating Partnership, in each case, upon compliance by the Operating Partnership with certain conditions set forth in the Indenture, which provisions apply to this Note.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal amount of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of the principal of, and Make-Whole Amount, if any, and interest on the Notes on or after the respective due dates expressed herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Operating Partnership and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Operating Partnership and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding

Notes of each series of Notes then Outstanding affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Operating Partnership with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Operating Partnership, which is absolute and unconditional, to pay the principal of (and Make-Whole Amount, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Operating Partnership in any Place of Payment where the principal of (and Make-Whole Amount, if any) and interest on this Notes are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Operating Partnership and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Operating Partnership may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Operating Partnership, the Trustee and any agent of the Operating Partnership or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Operating Partnership, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of, Make-Whole Amount, if any, or interest in respect of this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future stockholder, employee, officer, director, incorporator, limited or general partner, as such, of the Operating Partnership or the General Partner or of any successor, either directly or through the Operating Partnership or the General Partner or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All capitalized terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE AND THE NOTES, INCLUDING THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Operating Partnership has caused "CUSIP" numbers to be printed on the Securities of this series as a convenience to the Holders of such Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

UNIF GIFT MIN ACT - ____ Custodian ____ (Cust) ____
(minor) under Uniform Gifts to Minors Act___________(State)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list.



                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee.)

This Note and all rights thereunder hereby irrevocably constituting and appointing Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated: ____________________________ ____________________________________________

                                    Notice: The signature(s) on
                                    this Assignment must
                                    correspond with the name(s)
                                    as written upon the face of
                                    this Note in every
                                    particular, without
                                    alteration or enlargement
                                    or any change whatsoever.

                                TABLE OF CONTENTS

                                                                            Page


ARTICLE I             RELATION TO INDENTURE: DEFINITIONS.......................1

         Section 1.1.      Relation to Indenture...............................1

         Section 1.2.      Definitions.........................................1

ARTICLE II            THE SERIES OF NOTES......................................6

         Section 2.1.      Title of the Notes..................................6

         Section 2.2.      Limitation on Aggregate Principal Amount............6

         Section 2.3.      Interest and Interest Rates; Maturity Date of
                           Notes...............................................7

         Section 2.4.      Limitations on Incurrence of Indebtedness...........7

         Section 2.5.      Optional Redemption.................................9

         Section 2.6.      Places of Payment...................................9

         Section 2.7.      Method of Payment...................................9

         Section 2.8.      Currency............................................9

         Section 2.9.      Form of Notes.......................................9

         Section 2.10.     Registrar and Paying Agent.........................10

         Section 2.11.     Defeasance.........................................10

         Section 2.12.     Provision of Financial Information.................10

         Section 2.13.     Waiver of Certain Covenants........................11

         Section 2.14.     Other Terms and Conditions.........................11

         Section 2.15.     Further Issues.....................................11

ARTICLE III           REGISTRATION RIGHTS.....................................12

         Section 3.1.      Registration Rights Agreement......................12

         Section 3.2.      Special Interest Premium...........................13

         Section 3.3.      Legend.............................................14

ARTICLE IV            TRANSFER AND EXCHANGE...................................14

         Section 4.1.      Transfer and Exchange..............................14

ARTICLE V             LEGENDS.................................................15

         Section 5.1.      Legends............................................15

ARTICLE VI            MISCELLANEOUS PROVISIONS................................17

         Section 6.1.      Ratification of Indenture..........................17

         Section 6.2.      Governing Law......................................17

         Section 6.3.      Counterparts.......................................17


                                      -i-